UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2014

CENVEO, INC.

(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
2nd FLOOR
STAMFORD, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)
One Canterbury Green, 201 Broad Street, Stamford, CT 06901

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[   ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[   ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On June 26, 2014, Cenveo, Inc. (the “Company”) issued a press release announcing that its wholly-owned subsidiary, Cenveo Corporation, successfully closed its recently announced offering of $790 million aggregate principal amount of secured notes.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information is intended to be furnished under Item 1.01 “Entry into a Material Definitive Agreement” in accordance with Securities and Exchange Commission Release No. 33-8400.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(c)       Exhibits.

Exhibit
Number                      Description

99.1	Press Release of Cenveo, Inc. dated June 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 27, 2014

CENVEO, INC.

By:           s/ Scott J. Goodwin
Scott J. Goodwin
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                      Description

99.1	Press Release of Cenveo, Inc. dated June 26, 2014